Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000

ROBERT HALF INTERNATIONAL REPORTS SECOND-QUARTER FINANCIAL RESULTS

U.S. Staffing Revenue Up 17 Percent on Continued Demand for Skilled Talent

MENLO PARK, California, July 24, 2012 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2012.

For the quarter ended June 30, 2012, net income was $45.3 million, or $.32 per share, on revenues of $1.03 billion. Net income and income per share this quarter were reduced by $8.1 million, or $.06 per share, related to a nonrecurring litigation settlement and the resolution of certain tax matters disclosed in the company’s July 5, 2012, Form 8-K filing. Net income for the prior year’s second quarter was $36.4 million, or $.25 per share, on revenues of $938.0 million.

For the six months ended June 30, 2012, net income was $93.7 million, or $.67 per share, on revenues of $2.04 billion. For the six months ended June 30, 2011, net income was $63.1 million, or $.43 per share, on revenues of $1.82 billion.

“Demand for our specialized staffing and consulting services remained strong during the quarter, particularly in our U.S. staffing operations, which grew 17 percent versus the prior year,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half International. “Gross margins continued to expand with an increasing mix of permanent placement and temp-to-hire conversion revenues.”

Robert Half International management will conduct a conference call today at 5 p.m. EDT. The dial-in number is 877-814-0475 (+1-706-643-9224 outside the United States). The password to access the call is “Robert Half.” A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 8 p.m. EDT on August 24. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 97002140. The conference call also will be archived in audio format on the company’s website at www.rhi.com.

Founded in 1948, Robert Half International Inc., the world’s first and largest specialized staffing firm, is a recognized leader in professional consulting and staffing services, and is the parent company of Protiviti®, a global consulting and internal audit firm composed of experts in risk, advisory and transaction services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled temporary administrative support personnel; Robert Half® Technology, for information technology professionals; Robert Half® Legal, for legal personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals.

Robert Half International has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”,

“expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of health care reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.

Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.

Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.

A copy of this release is available at www.rhi.com.

ATTACHED:	Summary of Operations

Supplemental Financial Information

Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUMMARY OF OPERATIONS

(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net service revenues	$1,028,383	$937,966	$2,043,827	$1,818,835
Direct costs of services	613,080	565,678	1,226,441	1,108,458

Gross margin	415,303	372,288	817,386	710,377
Selling, general and administrative expenses	343,264	311,202	665,282	604,888
Amortization of intangible assets	52	40	87	79
Interest income	(285)	(238)	(519)	(450)

Income before income taxes	72,272	61,284	152,536	105,860
Provision for income taxes	26,943	24,859	58,873	42,730

Net income	$45,329	$36,425	$93,663	$63,130

Net income available to common stockholders – diluted	$45,101	$35,890	$93,171	$62,194

Diluted net income per share	$.32	$.25	$.67	$.43

Shares:
Basic	138,588	141,286	138,986	141,966
Diluted	139,739	142,585	140,036	143,357

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)

	Quarter Ended June 30,				Six Months Ended June 30,
	2012		2011		2012		2011
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$381,000	37.1%	$345,272	36.8%	$766,418	37.5%	$675,598	37.1%
OfficeTeam	202,764	19.7%	188,681	20.1%	403,229	19.7%	365,012	20.1%
Robert Half Technology	119,576	11.6%	105,100	11.2%	235,213	11.5%	201,659	11.1%
Robert Half Management Resources	125,668	12.2%	113,316	12.1%	253,805	12.4%	224,782	12.4%
Robert Half Finance & Accounting	89,141	8.7%	80,663	8.6%	172,003	8.4%	148,267	8.1%
Protiviti	110,234	10.7%	104,934	11.2%	213,159	10.5%	203,517	11.2%

Total	$1,028,383	100.0%	$937,966	100.0%	$2,043,827	100.0%	$1,818,835	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$297,056	35.8%	$263,485	35.0%	$592,572	35.7%	$509,153	34.7%
Permanent placement staffing	89,117	100.0%	80,583	99.9%	171,944	100.0%	148,172	99.9%
Risk consulting and internal audit services	29,130	26.4%	28,220	26.9%	52,870	24.8%	53,052	26.1%

Total	$415,303	40.4%	$372,288	39.7%	$817,386	40.0%	$710,377	39.1%

OPERATING INCOME:
Temporary and consultant staffing	$51,668	6.2%	$46,241	6.1%	$120,822	7.3%	$84,311	5.7%
Permanent placement staffing	18,358	20.6%	13,875	17.2%	31,624	18.4%	21,742	14.7%
Risk consulting and internal audit services	2,013	1.8%	970	0.9%	(342)	-0.2%	(564)	-0.3%

Total	$72,039	7.0%	$61,086	6.5%	$152,104	7.4%	$105,489	5.8%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$52		$40		$87		$79
Depreciation expense	$12,034		$12,947		$24,280		$25,703
Capital expenditures	$13,839		$13,812		$24,211		$28,375
Open market repurchases of common stock (shares)	1,486		2,000		2,503		2,958

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)

	June 30,
	2012	2011
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$258,578	$261,071
Accounts receivable, less allowances	$531,848	$495,381
Total assets	$1,344,399	$1,301,781
Current liabilities	$496,317	$453,228
Notes payable and other indebtedness, less current portion	$1,487	$1,600
Total stockholders’ equity	$809,360	$816,630

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

The financial results of Robert Half International Inc. (the “company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the company’s financial performance, the company supplements its GAAP financial results with revenue growth rates derived from Non-GAAP revenue amounts.

Variations in the company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the company’s staffing lines of business on both a reported basis and also on a same-day, constant-currency basis for Global, U.S. and International operations. This information is presented for each of the five previous quarters. The company has provided this data because management believes it better reflects the company’s actual revenue growth rates and aids in evaluating revenue trends over time. The company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.

The Non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the company’s industry, as other companies may calculate such financial results differently. The company’s Non-GAAP financial measures are not measurements of financial performance under GAAP, and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The company does not consider these Non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the Non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)					Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2011			2012		2011			2012
	Q2	Q3	Q4	Q1	Q2	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	17.2	17.3	14.0	16.7	10.3	13.6	14.9	15.4	16.3	12.8
OfficeTeam	25.4	20.1	12.3	13.7	7.5	21.6	17.6	13.8	13.6	10.3
RH Technology	28.5	30.4	22.7	19.8	13.8	27.3	29.8	24.1	18.8	14.8
RH Management Resources	21.7	20.5	13.0	15.0	10.9	15.4	16.5	14.6	15.1	14.9

Temporary and consultant staffing	21.4	20.2	14.6	16.1	10.2	17.6	17.8	16.2	15.8	12.8
Permanent placement staffing	43.7	38.3	26.2	22.6	10.5	36.9	34.0	28.1	22.5	14.7

Total	23.2	21.6	15.5	16.6	10.2	19.2	19.1	17.1	16.3	13.0

United States
Temporary and consultant staffing	16.4	17.1	16.1	20.2	16.5	16.3	17.4	17.5	19.0	16.9
Permanent placement staffing	44.2	44.3	35.2	29.3	22.0	44.1	44.6	36.8	28.1	22.4

Total	18.1	18.6	17.2	20.8	16.9	18.0	18.9	18.6	19.6	17.3

International
Temporary and consultant staffing	35.4	28.8	10.7	6.2	-5.2	21.3	19.0	12.6	7.8	2.8
Permanent placement staffing	43.2	32.0	16.6	15.4	-1.9	29.3	22.9	18.9	16.5	6.5

Total	36.5	29.2	11.5	7.5	-4.7	22.4	19.5	13.5	9.0	3.3

The Non-GAAP financial measures included in the table above adjust for the following items:

Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.

Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all Staffing lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “Same Billing Day” growth rates are then calculated based upon the “per billing day” amounts.

The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the Non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-9.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Staffing Revenue Growth – GLOBAL
	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Accountemps
As Reported	17.2	17.3	14.0	16.7	10.3
Billing Days Impact	-0.1	0.2	1.3	-1.1	0.4
Currency Impact	-3.5	-2.6	0.1	0.7	2.1

Same Billing Days and Constant Currency	13.6	14.9	15.4	16.3	12.8

OfficeTeam
As Reported	25.4	20.1	12.3	13.7	7.5
Billing Days Impact	-0.1	0.3	1.3	-1.1	0.3
Currency Impact	-3.7	-2.8	0.2	1.0	2.5

Same Billing Days and Constant Currency	21.6	17.6	13.8	13.6	10.3

Robert Half Technology
As Reported	28.5	30.4	22.7	19.8	13.8
Billing Days Impact	0.0	0.3	1.4	-1.1	0.3
Currency Impact	-1.2	-0.9	0.0	0.1	0.7

Same Billing Days and Constant Currency	27.3	29.8	24.1	18.8	14.8

Robert Half Management Resources
As Reported	21.7	20.5	13.0	15.0	10.9
Billing Days Impact	-0.1	0.2	1.3	-1.1	0.3
Currency Impact	-6.2	-4.2	0.3	1.2	3.7

Same Billing Days and Constant Currency	15.4	16.5	14.6	15.1	14.9

Temporary and consultant staffing
As Reported	21.4	20.2	14.6	16.1	10.2
Billing Days Impact	-0.1	0.3	1.4	-1.1	0.4
Currency Impact	-3.7	-2.7	0.2	0.8	2.2

Same Billing Days and Constant Currency	17.6	17.8	16.2	15.8	12.8

Permanent placement staffing
As Reported	43.7	38.3	26.2	22.6	10.5
Billing Days Impact	-0.1	0.3	1.5	-1.2	0.3
Currency Impact	-6.7	-4.6	0.4	1.1	3.9

Same Billing Days and Constant Currency	36.9	34.0	28.1	22.5	14.7

Total
As Reported	23.2	21.6	15.5	16.6	10.2
Billing Days Impact	-0.1	0.3	1.4	-1.1	0.4
Currency Impact	-3.9	-2.8	0.2	0.8	2.4

Same Billing Days and Constant Currency	19.2	19.1	17.1	16.3	13.0

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Staffing Revenue Growth – UNITED STATES
	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Temporary and consultant staffing
As Reported	16.4	17.1	16.1	20.2	16.5
Billing Days Impact	-0.1	0.3	1.4	-1.2	0.4
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	16.3	17.4	17.5	19.0	16.9

Permanent placement staffing
As Reported	44.2	44.3	35.2	29.3	22.0
Billing Days Impact	-0.1	0.3	1.6	-1.2	0.4
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	44.1	44.6	36.8	28.1	22.4

Total
As Reported	18.1	18.6	17.2	20.8	16.9
Billing Days Impact	-0.1	0.3	1.4	-1.2	0.4
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	18.0	18.9	18.6	19.6	17.3

Year-Over-Year Staffing Revenue Growth – INTERNATIONAL
	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Temporary and consultant staffing
As Reported	35.4	28.8	10.7	6.2	-5.2
Billing Days Impact	-0.1	0.3	1.4	-1.0	0.3
Currency Impact	-14.0	-10.1	0.5	2.6	7.7

Same Billing Days and Constant Currency	21.3	19.0	12.6	7.8	2.8

Permanent placement staffing
As Reported	43.2	32.0	16.6	15.4	-1.9
Billing Days Impact	-0.1	0.3	1.4	-1.1	0.4
Currency Impact	-13.8	-9.4	0.9	2.2	8.0

Same Billing Days and Constant Currency	29.3	22.9	18.9	16.5	6.5

Total
As Reported	36.5	29.2	11.5	7.5	-4.7
Billing Days Impact	-0.1	0.3	1.4	-1.0	0.3
Currency Impact	-14.0	-10.0	0.6	2.5	7.7

Same Billing Days and Constant Currency	22.4	19.5	13.5	9.0	3.3